GREAT LAKES DREDGE & DOCK COMPANY
RIVER & HARBOR IMPROVEMENTS

Great Lakes Dredge & Dock Investor Presentation Experience & Leadership November 2010 Exhibit 99.1

Experience & Leadership
Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-
looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.
November 2010

Experience & Leadership
Who is Great Lakes Dredge & Dock Corporation?
November 2010

Avalon & Sea Isle Beach Nourishment
Oresund Bridge – International land reclamation
Jacksonville, FL Harbor Deepening
Hunters Point Waterfront Park
Dredge Florida Cutterhead

Experience & Leadership
Great Lakes Highlights
• Significant growth since 2006
•
Revenue - three-year CAGR of 13.5%
•
EBITDA - three-year CAGR of 13.8%
• Significant investment in PP&E of $125M since 2006
•
Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
•
Currently upgrading dredge Ohio into world-class cutter suction dredge
• Decreased Net Debt / EBITDA from 6.4x at 12/31/05 to 2.4x at
12/31/09 (1.2x September 30, 2010)
•
Over $79M in cash on hand
•
Over $130M of availability on revolving credit facility
November 2010

Experience & Leadership Executive Management Experience & Leadership November 2010 5

Experience & Leadership
New Executive Management Team
• Jonathan Berger – CEO
•
Member of our Board since December 2006
•
Former Managing Director and Co-head of Corporate Finance for
Navigant Consulting, Inc. and President of Navigant Capital
Advisors, LLC
•
Former partner at KPMG, LLP and past National Partner in charge of
Corporate Finance at KPMG
• Bruce Biemeck – President and CFO
•
Member of our Board since December 2006
•
Senior Vice President, Chief Financial Officer and Treasurer of Great
Lakes from 1991 to 1999
November 2010

Experience & Leadership
Why Make the Change?
• Inject new skills and discipline in management team
• Increase efforts to drive top line growth
• Address cyclicality of business
• Develop and execute a corporate strategy
• Enhance operating performance
• Reinvigorate management
Doug Mackie remaining on as a senior advisor will help execute a transition with minimal disruption to operations
November 2010

Experience & Leadership
Strategy
• New Strategy (in formulation stage)
• Must develop a risk-based growth strategy
which takes advantage of our many strengths
• Complex engineering
• Maritime construction knowledge
• Project management
• Extensive and versatile fleet
• Strong balance sheet
• Areas to explore
• Domestic dredging markets we do not
participate in
• International dredging
• Environmental services
• Other maritime related business
• Aggregate mining and sales
• Specialty construction
November 2010
• Historical Strategy (through Private Equity ownership)
• Ride the cyclical wave of domestic dredging, pay down debt and opportunistically take advantage of international markets

Experience & Leadership Dredging Experience & Leadership November 2010 Innovative Civil Engineering Solutions Since 1890 9

Experience & Leadership Domestic Dredging Market November 2010 10

Experience & Leadership Foreign Dredging Market November 2010 11

Experience & Leadership
Dredging Overview
Deepening ports, land reclamation, and
excavation of underwater trenches
Maintenance
Maintaining depth of shipping channels
November 2010
•
Army Corps of Engineers (Largest)
•
Port authorities
•
State and local governments
•
Foreign governments
•
Prime contractors on turn-key projects
•
Private entities (e.g., oil companies, utilities)
Customers
Beach Nourishment
Creating and rebuilding beaches
Capital

Experience & Leadership
Large and Flexible Fleet in U.S and International Markets
Types of Dredges
Hydraulic
•
11 Vessels: 7 U.S., 4 Middle East
(10 U.S. flagged)
•
Including the only two large electric
cutterhead dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
Hopper
• 10 Vessels: 4 U.S., 5 Middle
East, 1 Brazil (4 U.S. flagged)
• Highly mobile, able to operate in
rough waters
• Little interference with other
ship traffic
Mechanical
•
5 Vessels: All U.S  (All U.S. flagged)
• Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
• Maneuverability in tight areas such
as docks and terminals
Estimate fleet replacement cost in excess of $1.5 billion in current market
November 2010
Dredge Texas at Boca Raton Dredge Liberty Island at Melbourne
Beach
Dredge GL 55 at Upper Chesapeake

25 Material Transportation Barges and Over 160 Other Specialized Support Vessels

Experience & Leadership Our Intellectual Property and Human Capital are a Competitive Advantage November 2010 14

Experience & Leadership Industry and Company Overview November 2010 15

Experience & Leadership
Attractive Catalysts in the Dredging Market
• Maintenance Dredging
• Harbor Maintenance Trust Fund legislation passage could add $500M to the
Company’s bid market
• Panama Canal expansion leads to U.S. port deepening
• Coastal Restoration throughout Gulf Area
• Levee repair/replacement throughout U.S.
November 2010
Bayou Dupont, LA
Coastal Restoration
Dredge California and GL 55 at Pass a Loutre
Coastal Restoration

Experience & Leadership Capital Berm construction off Louisiana coast 17

Experience & Leadership
(in millions)
Three Year Average FY 2009 YTD 2010
Bid Market Size $296 $310 $ 275
GLDD Revenue $162 $203 $220
Domestic Dredging Industry Demand Drivers
Capital
• U.S. ports 5'–10' shallower vs. foreign ports
• Domestic port development required to
support larger, deeper draft ships
• Long-term funding for wetland and coastal marshes
• Other port development
Note: YTD data is as of September 30, 2010.
November 2010
Berm construction off Louisiana coast

Experience & Leadership Beach Nourishment Avalon & Sea Isle Beaches, NJ 19

Experience & Leadership
(in millions)
Three Year Average FY 2009 YTD 2010
Bid Market Size $151 $183 $ 38
GLDD Revenue $ 72 $ 62 $ 86
Domestic Dredging Industry Demand Drivers
Beach Nourishment
• Storm activity/natural erosion
• Growing population in coastal communities
• 22 of the 25 most densely populated U.S. counties are
coastal
• Importance of beach assets to recreation and local tourism industry
• Anticipate robust market opportunities in next 12 months
November 2010
Note: YTD data is as of September 30, 2010.
Melbourne Beach

Experience & Leadership Maintenance Newburyport, MA 21

Experience & Leadership
(in millions)
Three Year Average FY 2009 YTD 2010
Bid Market Size $395 $645 $ 345
GLDD Revenue $117 $175 $ 97
Domestic Dredging Industry Demand Drivers
Maintenance
• Corps of Engineers’ goal is to reach 95% of U.S. port operating capacity
• Natural sedimentation and volatile weather
• New capital projects increase need for ongoing maintenance
• 57% of 2009 domestic bid market was maintenance work
November 2010
Note: YTD data is as of September 30, 2010.
Dredge 54 at NYCT Berth

Experience & Leadership International - A Path for Future Growth Reem Island at Port of Natal, Brazil 23

Experience & Leadership
(in millions)
Three Year Average FY 2009 YTD 2010
GLDD Revenue $149 $134 $ 60
Great Lakes is Well Positioned to Compete Globally
International
• International projects tend to be larger/ longer duration vs. domestic projects
• Middle East has been a strong market historically, and is expected to provide good opportunities in the future
• Upgrade of the dredge Ohio expected to be completed by year end.
Will allow us to meet future demand anticipated in Middle East
• Deepening project in Brazil began in September
• Strong market ahead in Brazil
November 2010
Note: YTD data is as of September 30, 2010.
Carolina at ASYR Shipyard, Bahrain

Experience & Leadership
Largest Provider of Dredging
28%
10%
8%
21%
33%
Foreign
Capital
Maintenance
Beach
Demolition
2009 REVENUE BY WORK TYPE
$622 million
8%
9%
47%
7%
29%
Great Lakes
Norfolk
Weeks
Manson
Other
2009 DOMESTIC DREDGING BID
MARKET SHARE
Domestic Bid Market: $1,137 million
29%
19%
16%
13%
23%
Foreign
Capital
Maintenance
Beach
Demolition
5 YEAR AVERAGE REVENUE BY
WORK TYPE
Average 5 Year Revenue: $515 million
9%
24%
5%
42%
20%
Great Lakes
Norfolk
Weeks
Manson
Other
5 YEAR AVERAGE DOMESTIC DREDGING
BID MARKET SHARE
Average 5 Year Bid Market: $793
November 2010

Experience & Leadership
(in millions)
Three Year Average FY 2009 YTD 2010
Demolition Revenue $ 75 $ 48 $ 51
Demolition Services - The Preferred Demolition Contractor in New England
NASDI and Yankee Environmental Services
• Major U.S. provider of commercial and industrial demolition services; primarily in New England
• Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
• Successfully gaining foothold in New York market over last year
• Maintained over $50 million in backlog throughout 2010
• Strong bonding capacity
November 2010
Note: YTD data is as of September 30, 2010.
Massachusetts Mental Health Hospital

GREAT LAKES DREDGE & DOCK COMPANY RIVER & HARBOR IMPROVEMENTS

Experience & Leadership Financial Highlights Experience & Leadership November 2010 27

Experience & Leadership
Financial Performance
0
100
200
300
400
500
600
$700
2006 2007 2008 2009 Sept. 30,
2009
Sept. 30,
2010
Capital Maintenance Beach Foreign Demolition
$81.5
$64.0
$77.6
$55.9
$57.5
$52.6
12.3%
11.1%
9.5%
12.5%
15.8%
13.9%
(10)
10
30
50
70
2006 2007 2008 2009 Sept. 30,
2009
Sept. 30,
2010
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Dredging Demolition % EBITDA Margin
ANNUAL REVENUE
3 year CAGR = 13.5%
ANNUAL EBITDA
(a)
3 year CAGR = 13.8%
(a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. Please see reconciliation of
Net Income to EBITDA at the end of this presentation.
Note: Great Lakes went public in December 2006
November 2010
($ in millions)
$426.0
$515.8
$586.9
$622.2
$461.7
$514.9

Experience & Leadership
Improved Financial Flexibility
$16.8
(b)
$12.7
$29.8
$111.0
(a)
$44.5
$25.7
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2005 2006 2007 2008 2009 September
30, 2010
Maintenance Growth
6.4x
3.6x
3.3x
3.7x
2.4x
1.2x
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0x
2005 2006 2007 2008 2009 September
30, 2010
Net Debt / EBITDA
(a) Growth capital expenditures during the year of 2007 includes the purchase of four vessels.
(b) Includes $4.3m related to the upgrade of the dredge Ohio
CAPEX LEVERAGE
November 2010
($ in millions)

Experience & Leadership
0
100
200
300
400
500
2006 2007 2008 2009 Sept. 30, 2010
Capital Maintenance Beach Foreign Demolition
Backlog
BY SEGMENT
November 2010
$276 (b)
$382
$385 (a)(b)
$360
$369
(a) Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009
(b) Option was awarded in October 2010 but not included in September 30, 2010 backlog
($ in millions)

Experience & Leadership
Investment Highlights
• Attractive near and long-term catalysts in U.S dredging market
• Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
• Other sources of dredging demand include coastal restoration, port deepening and port development and levee repair/replacement
• Strong financial performance and improved financial flexibility
• Revenue – 3 year CAGR 13.5%, EBITDA – 3 year CAGR 13.8%
• EBITDA growth from $45.1 million in 2005 to $77.6 million in 2009 ($81.5m September 30, 2010 YTD)
• Decreased Net Debt / EBITDA from 6.4x in 2005 to 2.4x in 2009 (1.2x at September 30, 2010)
• International Presence
• Only U.S. dredger with significant foreign presence
• Flexible fleet enables repositioning of vessels as necessary
• Demonstrated record of successful project completion never having failed to complete a project
• Expanding demolition business
• Opportunistic acquirer of dredging assets
November 2010

Experience & Leadership Appendix Experience & Leadership November 2010 32

GREAT LAKES
DREDGE & DOCK
COMPANY
RIVER & HARBOR
IMPROVEMENTS

Experience & Leadership
Reconciliation of Net Income to EDITDA
November 2010
$81.5
26.0
18.1
9.6
$27.8
2010
$64.0
24.6
10.7
12.3
$16.4
2009
Nine Months
Ended Sept. 30
$52.6
25.1
1.0
24.3
$2.2
2006
Fiscal Year Ending December 31,
$57.5
26.5
6.4
17.5
$7.1
2007
$77.6
33.0
11.0
16.1
$17.5
2009
$55.9
30.1
3.8
17.0
$5.0
2008
Depreciation and Amortization
($ in millions)
Net Income Attributable to Great Lakes Dredge
& Dock Corporation
Interest Expense
Income Tax Expense
EBITDA

Experience & Leadership
0
20

12/31/2006 12/31/2007 12/31/2008 12/31/2009 11/11/2010
GLDD ORN STRL GVA
Stock Performance
Initial Investment $100
*Note: ORN, STRL, and GVA were selected as GLDD’s three closest peers

Experience & Leadership Stock Performance Initial Investment $100 40 50 60 70 80 90 100 110 120 130 140 12/31/2006 12/31/2007 12/31/2008 12/31/2009 11/11/2010 GLDD Peers NASDAQ Russel 2K 35